Exhibit 10.42

AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of June 7, 2002, is entered into among, on the one hand, FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (“Agent”), HELLER FINANCIAL, INC., a Delaware corporation (“Heller”), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation (“CITBC”) and, on the other hand, PALM, INC., a Delaware corporation (“Borrower”), in light of the following:

W I T N E S S E T H

WHEREAS, the Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of June 25, 2001, as amended by that certain Amendment Number One to Loan Agreement, dated as of August 6, 2001, that certain Amendment Number Two to Loan Agreement, dated as of November 30, 2001, and that certain Amendment Number Three to Loan Agreement dated as of March 22, 2002 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

WHEREAS, the Borrower has requested that the Lender Group make certain amendments to the Loan Agreement; and

WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to amend the Loan Agreement on the terms set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.	DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.	AMENDMENT TO LOAN AGREEMENT

Section 7.6 of the Loan Agreement hereby is amended and restated in its entirety as follows:

7.6    Guarantee.    Except for (a) the Irish Guaranty, (b) the UK Guaranty, (c) those guarantees set forth on Schedule 7.6, (d) guarantees by Borrower of the obligations of its Subsidiaries as lessee under real property leases (i) which leases replace leases under which Borrower is the lessee and (ii) the aggregate scheduled rental payments under which leases do not exceed $2,500,000 during the period from May 24, 2002 through June 25, 2003, (e) guarantees by Borrower of the obligations of Material Subsidiaries under foreign exchange contracts (i) the net contract balance of which (giving effect to spot contracts opened to close out forward contracts) does not exceed $50,000,000 in the aggregate at any one time (ii) that have contract maturities that do not exceed 60 days (unless such longer period is agreed to by Required Lenders in a letter agreement with Borrower), (iii) the currency under each of which is Dollars, on the one hand, and an Agreed Currency, on the other hand, and (iv) that are utilized for a purpose that is in the ordinary course of business of the Material Subsidiaries and not for speculative trading purposes, and (f) guarantees by Borrower or a Material Subsidiary of Indebtedness of Material Subsidiaries that is permitted by the terms of this Agreement, is incurred in the ordinary course of business and represents a debt other than for borrowed money, guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to Agent.

3.	CONDITIONS PRECEDENT TO AMENDMENT

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)  Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)  The representations and warranties in this Agreement, the Loan Agreement, as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(c)  No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

(d)  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower or the Lender Group.

4.     GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

5.     REPRESENTATIONS AND WARRANTIES.    Borrower hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of Borrower’s charter or bylaws, or of any contract or undertaking to which Borrower is a party or by which any of Borrower’s properties may be bound or affected, (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower’s legal, valid, and binding obligation, enforceable against Borrower in accordance with their terms, and (c) this Amendment has been duly executed and delivered by Borrower.

6.     ENTIRE AMENDMENT; EFFECT OF AMENDMENT.    This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7.     COUNTERPARTS; TELEFACSIMILE EXECUTION.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.	MISCELLANEOUS.

(a)  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(b)  Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

PALM, INC., a Delaware corporation

By:	/s/ Judy Bruner
Name:	Judy Bruner
Title:	Sr. VP & CFO

FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent and as a Lender

By:	/s/ John Nocita
Name:	John Nocita
Title:	Vice President

HELLER FINANCIAL, INC., a Delaware corporation, as Syndication Agent and as a Lender

By:	/s/ Linda G. Peddle
Name:	Linda G. Peddle
Title:	Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as Documentation Agent and as a Lender

By:	/s/ Adrian Avalos
Name:	Adrian Avalos
Title:	Vice President